Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	1Q'17 vs. 1Q'16
EARNINGS
Net interest income	$3,587	$3,628	$3,481	$3,212	$3,209	$378	11.8%
Retailer share arrangements	(684)	(811)	(757)	(664)	(670)	(14)	2.1%
Net interest income, after retailer share arrangements	2,903	2,817	2,724	2,548	2,539	364	14.3%
Provision for loan losses	1,306	1,076	986	1,021	903	403	44.6%
Net interest income, after retailer share arrangements and provision for loan losses	1,597	1,741	1,738	1,527	1,636	(39)	(2.4)%
Other income	93	85	84	83	92	1	1.1%
Other expense	908	918	859	839	800	108	13.5%
Earnings before provision for income taxes	782	908	963	771	928	(146)	(15.7)%
Provision for income taxes	283	332	359	282	346	(63)	(18.2)%
Net earnings	$499	$576	$604	$489	$582	$(83)	(14.3)%
Net earnings attributable to common stockholders	$499	$576	$604	$489	$582	$(83)	(14.3)%

COMMON SHARE STATISTICS
Basic EPS	$0.61	$0.70	$0.73	$0.59	$0.70	$(0.09)	(12.9)%
Diluted EPS	$0.61	$0.70	$0.73	$0.58	$0.70	$(0.09)	(12.9)%
Dividend declared per share	$0.13	$0.13	$0.13	$—	$—	$0.13	NM
Common stock price	$34.30	$36.27	$28.00	$25.28	$28.66	$5.64	19.7%
Book value per share	$17.71	$17.37	$16.94	$16.45	$15.84	$1.87	11.8%
Tangible common equity per share(1)	$15.47	$15.34	$14.90	$14.46	$13.86	$1.61	11.6%

Beginning common shares outstanding	817.4	825.5	833.9	833.8	833.8	(16.4)	(2.0)%
Issuance of common shares	—	—	—	—	—	—	—%
Stock-based compensation	—	—	0.1	0.1	—	—	—%
Shares repurchased	(6.6)	(8.1)	(8.5)	—	—	(6.6)	NM
Ending common shares outstanding	810.8	817.4	825.5	833.9	833.8	(23.0)	(2.8)%

Weighted average common shares outstanding	813.1	820.5	828.4	833.9	833.8	(20.7)	(2.5)%
Weighted average common shares outstanding (fully diluted)	817.1	823.8	830.6	836.2	835.5	(18.4)	(2.2)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions, except account data)
	Quarter Ended
	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	1Q'17 vs. 1Q'16
PERFORMANCE METRICS
Return on assets(1)	2.3%	2.6%	2.8%	2.4%	2.8%		(0.5)%
Return on equity(2)	14.1%	16.2%	17.3%	14.5%	18.1%		(4.0)%
Return on tangible common equity(3)	16.1%	18.4%	19.6%	16.5%	20.7%		(4.6)%
Net interest margin(4)	16.18%	16.26%	16.34%	15.94%	15.84%		0.34%
Efficiency ratio(5)	30.3%	31.6%	30.6%	31.9%	30.4%		(0.1)%
Other expense as a % of average loan receivables, including held for sale	4.97%	5.04%	4.93%	5.07%	4.86%		0.11%
Effective income tax rate	36.2%	36.6%	37.3%	36.6%	37.3%		(1.1)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	5.33%	4.65%	4.39%	4.51%	4.74%		0.59%
30+ days past due as a % of period-end loan receivables(6)	4.25%	4.32%	4.26%	3.79%	3.85%		0.40%
90+ days past due as a % of period-end loan receivables(6)	2.06%	2.03%	1.89%	1.67%	1.84%		0.22%
Net charge-offs	$974	$847	$765	$747	$780	$194	24.9%
Loan receivables delinquent over 30 days(6)	$3,120	$3,295	$3,008	$2,585	$2,538	$582	22.9%
Loan receivables delinquent over 90 days(6)	$1,508	$1,546	$1,334	$1,143	$1,212	$296	24.4%

Allowance for loan losses (period-end)	$4,676	$4,344	$4,115	$3,894	$3,620	$1,056	29.2%
Allowance coverage ratio(7)	6.37%	5.69%	5.82%	5.70%	5.50%		0.87%

BUSINESS METRICS
Purchase volume(8)	$28,880	$35,369	$31,615	$31,507	$26,977	$1,903	7.1%
Period-end loan receivables	$73,350	$76,337	$70,644	$68,282	$65,849	$7,501	11.4%
Credit cards	$70,587	$73,580	$67,858	$65,511	$63,309	$7,278	11.5%
Consumer installment loans	$1,411	$1,384	$1,361	$1,293	$1,184	$227	19.2%
Commercial credit products	$1,311	$1,333	$1,385	$1,389	$1,318	$(7)	(0.5)%
Other	$41	$40	$40	$89	$38	$3	7.9%
Average loan receivables, including held for sale	$74,132	$72,476	$69,316	$66,561	$66,194	$7,938	12.0%
Period-end active accounts (in thousands)(9)	67,905	71,890	66,781	66,491	64,689	3,216	5.0%
Average active accounts (in thousands)(9)	69,629	68,701	66,639	65,531	66,134	3,495	5.3%

LIQUIDITY
Liquid assets
Cash and equivalents	$11,392	$9,321	$13,588	$11,787	$12,500	$(1,108)	(8.9)%
Total liquid assets	$16,158	$13,612	$16,362	$13,956	$14,915	$1,243	8.3%
Undrawn credit facilities
Undrawn credit facilities	$5,600	$6,700	$7,150	$7,025	$7,325	$(1,725)	(23.5)%
Total liquid assets and undrawn credit facilities	$21,758	$20,312	$23,512	$20,981	$22,240	$(482)	(2.2)%
Liquid assets % of total assets	18.14%	15.09%	18.77%	16.94%	18.27%		(0.13)%
Liquid assets including undrawn credit facilities % of total assets	24.43%	22.52%	26.98%	25.47%	27.24%		(2.81)%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, after retailer share arrangements, plus other income.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for loan losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	1Q'17 vs. 1Q'16
Interest income:
Interest and fees on loans	$3,877	$3,919	$3,771	$3,494	$3,498	$379	10.8%
Interest on investment securities	36	28	25	21	22	14	63.6%
Total interest income	3,913	3,947	3,796	3,515	3,520	393	11.2%

Interest expense:
Interest on deposits	194	188	188	179	172	22	12.8%
Interest on borrowings of consolidated securitization entities	65	64	63	59	58	7	12.1%
Interest on third-party debt	67	67	64	65	81	(14)	(17.3)%
Total interest expense	326	319	315	303	311	15	4.8%

Net interest income	3,587	3,628	3,481	3,212	3,209	378	11.8%

Retailer share arrangements	(684)	(811)	(757)	(664)	(670)	(14)	2.1%
Net interest income, after retailer share arrangements	2,903	2,817	2,724	2,548	2,539	364	14.3%

Provision for loan losses	1,306	1,076	986	1,021	903	403	44.6%
Net interest income, after retailer share arrangements and provision for loan losses	1,597	1,741	1,738	1,527	1,636	(39)	(2.4)%

Other income:
Interchange revenue	145	167	154	151	130	15	11.5%
Debt cancellation fees	68	68	67	63	64	4	6.3%
Loyalty programs	(137)	(157)	(145)	(135)	(110)	(27)	24.5%
Other	17	7	8	4	8	9	112.5%
Total other income	93	85	84	83	92	1	1.1%

Other expense:
Employee costs	325	315	311	301	280	45	16.1%
Professional fees	151	164	174	154	146	5	3.4%
Marketing and business development	94	130	92	107	94	—	—%
Information processing	90	88	87	81	82	8	9.8%
Other	248	221	195	196	198	50	25.3%
Total other expense	908	918	859	839	800	108	13.5%

Earnings before provision for income taxes	782	908	963	771	928	(146)	(15.7)%
Provision for income taxes	283	332	359	282	346	(63)	(18.2)%
Net earnings attributable to common shareholders	$499	$576	$604	$489	$582	$(83)	(14.3)%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Mar 31, 2017 vs. Mar 31, 2016
Assets
Cash and equivalents	$11,392	$9,321	$13,588	$11,787	$12,500	$(1,108)	(8.9)%
Investment securities	5,328	5,110	3,356	2,723	2,949	2,379	80.7%
Loan receivables:
Unsecuritized loans held for investment	50,398	52,332	47,517	44,854	41,730	8,668	20.8%
Restricted loans of consolidated securitization entities	22,952	24,005	23,127	23,428	24,119	(1,167)	(4.8)%
Total loan receivables	73,350	76,337	70,644	68,282	65,849	7,501	11.4%
Less: Allowance for loan losses	(4,676)	(4,344)	(4,115)	(3,894)	(3,620)	(1,056)	29.2%
Loan receivables, net	68,674	71,993	66,529	64,388	62,229	6,445	10.4%
Goodwill	992	949	949	949	949	43	4.5%
Intangible assets, net	826	712	733	704	702	124	17.7%
Other assets	1,838	2,122	2,004	1,833	2,327	(489)	(21.0)%
Total assets	$89,050	$90,207	$87,159	$82,384	$81,656	$7,394	9.1%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$51,359	$51,896	$49,611	$46,220	$44,721	$6,638	14.8%
Non-interest-bearing deposit accounts	246	159	204	207	256	(10)	(3.9)%
Total deposits	51,605	52,055	49,815	46,427	44,977	6,628	14.7%
Borrowings:
Borrowings of consolidated securitization entities	12,433	12,388	12,411	12,236	12,423	10	0.1%
Bank term loan	—	—	—	—	1,494	(1,494)	NM
Senior unsecured notes	7,761	7,759	7,756	7,059	6,559	1,202	18.3%
Total borrowings	20,194	20,147	20,167	19,295	20,476	(282)	(1.4)%
Accrued expenses and other liabilities	2,888	3,809	3,196	2,947	2,999	(111)	(3.7)%
Total liabilities	74,687	76,011	73,178	68,669	68,452	6,235	9.1%
Equity:
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,405	9,393	9,381	9,370	9,359	46	0.5%
Retained earnings	5,724	5,330	4,861	4,364	3,875	1,849	47.7%
Accumulated other comprehensive income:	(55)	(53)	(24)	(20)	(31)	(24)	77.4%
Treasury Stock	(712)	(475)	(238)	—	—	(712)	NM
Total equity	14,363	14,196	13,981	13,715	13,204	1,159	8.8%
Total liabilities and equity	$89,050	$90,207	$87,159	$82,384	$81,656	$7,394	9.1%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	March 31, 2017			December 31, 2016			September 30, 2016			June 30, 2016			March 31, 2016
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$10,552	$21	0.81%	$12,210	$17	0.55%	$12,480	$16	0.51%	$11,623	$14	0.48%	$12,291	$16	0.52%
Securities available for sale	5,213	15	1.17%	4,076	11	1.07%	2,960	9	1.21%	2,858	7	0.99%	2,977	6	0.81%

Loan receivables:
Credit cards, including held for sale	71,365	3,811	21.66%	69,660	3,851	21.99%	66,519	3,705	22.16%	63,876	3,432	21.61%	63,688	3,436	21.70%
Consumer installment loans	1,389	32	9.34%	1,373	31	8.98%	1,333	31	9.25%	1,233	28	9.13%	1,154	27	9.41%
Commercial credit products	1,317	34	10.47%	1,386	36	10.33%	1,401	35	9.94%	1,388	33	9.56%	1,313	35	10.72%
Other	61	—	—%	57	1	NM	63	—	—%	64	1	NM	39	—	—%
Total loan receivables, including held for sale	74,132	3,877	21.21%	72,476	3,919	21.51%	69,316	3,771	21.64%	66,561	3,494	21.11%	66,194	3,498	21.25%
Total interest-earning assets	89,897	3,913	17.65%	88,762	3,947	17.69%	84,756	3,796	17.82%	81,042	3,515	17.44%	81,462	3,520	17.38%

Non-interest-earning assets:
Cash and due from banks	802			739			862			895			1,367
Allowance for loan losses	(4,408)			(4,228)			(3,933)			(3,732)			(3,590)
Other assets	3,177			3,479			3,189			3,208			3,271
Total non-interest-earning assets	(429)			(10)			118			371			1,048

Total assets	$89,468			$88,752			$84,874			$81,413			$82,510

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$51,829	$194	1.52%	$51,006	$188	1.47%	$47,895	$188	1.56%	$45,523	$179	1.58%	$44,304	$172	1.56%
Borrowings of consolidated securitization entities	12,321	65	2.14%	12,389	64	2.06%	12,254	63	2.05%	12,211	59	1.94%	12,860	58	1.81%
Bank term loan(1)	—	—	—%	—	—	—%	—	—	—%	65	7	NM	2,170	24	4.45%
Senior unsecured notes	7,760	67	3.50%	7,757	67	3.44%	7,448	64	3.42%	6,861	58	3.40%	6,557	57	3.50%

Total interest-bearing liabilities	71,910	326	1.84%	71,152	319	1.78%	67,597	315	1.85%	64,660	303	1.88%	65,891	311	1.90%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	240			176			204			208			235
Other liabilities	2,995			3,321			3,175			3,002			3,455
Total non-interest-bearing liabilities	3,235			3,497			3,379			3,210			3,690

Total liabilities	75,145			74,649			70,976			67,870			69,581

Equity
Total equity	14,323			14,103			13,898			13,543			12,929

Total liabilities and equity	$89,468			$88,752			$84,874			$81,413			$82,510
Net interest income		$3,587			$3,628			$3,481			$3,212			$3,209

Interest rate spread(2)			15.81%			15.91%			15.97%			15.56%			15.48%
Net interest margin(3)			16.18%			16.26%			16.34%			15.94%			15.84%

(1) The effective interest rates for the Bank term loan for the quarters ended June 30, 2016, March 31, 2016 were 2.51% and 2.47% respectively. The Bank term loan effective rate excludes the impact of charges incurred in connection with prepayments of the loan.

(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Mar 31, 2017 vs. Mar 31, 2016
BALANCE SHEET STATISTICS
Total common equity	$14,363	$14,196	$13,981	$13,715	$13,204	$1,159	8.8%
Total common equity as a % of total assets	16.13%	15.74%	16.04%	16.65%	16.17%		(0.04)%

Tangible assets	$87,232	$88,546	$85,477	$80,731	$80,005	$7,227	9.0%
Tangible common equity(1)	$12,545	$12,535	$12,299	$12,062	$11,553	$992	8.6%
Tangible common equity as a % of tangible assets(1)	14.38%	14.16%	14.39%	14.94%	14.44%		(0.06)%
Tangible common equity per share(1)	$15.47	$15.34	$14.90	$14.46	$13.86	$1.61	11.6%

REGULATORY CAPITAL RATIOS(2)
	Basel III Transition
Total risk-based capital ratio(3)	19.3%	18.5%	19.5%	19.8%	19.4%
Tier 1 risk-based capital ratio(4)	18.0%	17.2%	18.2%	18.5%	18.1%
Tier 1 leverage ratio(5)	14.8%	15.0%	15.4%	15.7%	14.9%
Common equity Tier 1 capital ratio(6)	18.0%	17.2%	18.2%	18.5%	18.1%

	Basel III Fully Phased-in
Common equity Tier 1 capital ratio(6)	17.7%	17.0%	17.9%	18.0%	17.5%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Regulatory capital metrics at March 31, 2017 are preliminary and therefore subject to change.
(3) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(4) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(5) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments. Tier 1 leverage ratios are based upon the use of daily averages for all periods presented.

(6) Common equity Tier 1 capital ratio is the ratio of common equity Tier 1 capital to total risk-weighted assets, each as calculated under Basel III rules. Common equity Tier 1 capital ratio (fully phased-in) is a preliminary estimate reflecting management’s interpretation of the final Basel III rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	1Q'17 vs. 1Q'16
RETAIL CARD
Purchase volume(1)(2)	$22,952	$28,996	$25,285	$25,411	$21,550	$1,402	6.5%
Period-end loan receivables	$49,905	$52,701	$48,010	$46,705	$45,113	$4,792	10.6%
Average loan receivables, including held for sale	$50,644	$49,476	$47,274	$45,593	$45,479	$5,165	11.4%
Average active accounts (in thousands)(2)(3)	55,049	54,489	52,959	52,314	52,969	2,080	3.9%

Interest and fees on loans(2)	$2,888	$2,909	$2,790	$2,585	$2,614	$274	10.5%
Other income(2)	$77	$70	$70	$69	$79	$(2)	(2.5)%
Retailer share arrangements(2)	$(681)	$(801)	$(752)	$(656)	$(661)	$(20)	3.0%

PAYMENT SOLUTIONS
Purchase volume(1)	$3,686	$4,194	$4,152	$3,903	$3,392	$294	8.7%
Period-end loan receivables	$15,320	$15,567	$14,798	$13,997	$13,420	$1,900	14.2%
Average loan receivables	$15,424	$15,076	$14,367	$13,554	$13,430	$1,994	14.8%
Average active accounts (in thousands)(3)	9,090	8,844	8,461	8,153	8,134	956	11.8%

Interest and fees on loans	$515	$523	$505	$467	$457	$58	12.7%
Other income	$4	$3	$3	$3	$4	$—	—%
Retailer share arrangements	$(1)	$(9)	$(3)	$(7)	$(7)	$6	(85.7)%

CARECREDIT
Purchase volume(1)	$2,242	$2,179	$2,178	$2,193	$2,035	$207	10.2%
Period-end loan receivables	$8,125	$8,069	$7,836	$7,580	$7,316	$809	11.1%
Average loan receivables	$8,064	$7,924	$7,675	$7,414	$7,285	$779	10.7%
Average active accounts (in thousands)(3)	5,490	5,368	5,219	5,064	5,031	459	9.1%

Interest and fees on loans	$474	$487	$476	$442	$427	$47	11.0%
Other income	$12	$12	$11	$11	$9	$3	33.3%
Retailer share arrangements	$(2)	$(1)	$(2)	$(1)	$(2)	$—	—%

TOTAL SYF
Purchase volume(1)(2)	$28,880	$35,369	$31,615	$31,507	$26,977	$1,903	7.1%
Period-end loan receivables	$73,350	$76,337	$70,644	$68,282	$65,849	$7,501	11.4%
Average loan receivables, including held for sale	$74,132	$72,476	$69,316	$66,561	$66,194	$7,938	12.0%
Average active accounts (in thousands)(2)(3)	69,629	68,701	66,639	65,531	66,134	3,495	5.3%

Interest and fees on loans(2)	$3,877	$3,919	$3,771	$3,494	$3,498	$379	10.8%
Other income(2)	$93	$85	$84	$83	$92	$1	1.1%
Retailer share arrangements(2)	$(684)	$(811)	$(757)	$(664)	$(670)	$(14)	2.1%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
COMMON EQUITY MEASURES
GAAP Total common equity	$14,363	$14,196	$13,981	$13,715	$13,204
Less: Goodwill	(992)	(949)	(949)	(949)	(949)
Less: Intangible assets, net	(826)	(712)	(733)	(704)	(702)
Tangible common equity	$12,545	$12,535	$12,299	$12,062	$11,553

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	340	337	299	282	281
Basel III - Common equity Tier 1 (fully phased-in)	$12,885	$12,872	$12,598	$12,344	$11,834
Adjustment related to capital components during transition	154	263	273	266	265
Basel III - Common equity Tier I (transition)	$13,039	$13,135	$12,871	$12,610	$12,099

RISK-BASED CAPITAL
Common equity Tier 1	$13,039	$13,135	$12,871	$12,610	$12,099
Add: Allowance for loan losses includible in risk-based capital	954	994	923	890	869
Risk-based capital	$13,993	$14,129	$13,794	$13,500	$12,968

ASSET MEASURES
Total average assets(2)	$89,468	$88,752	$84,874	$81,413	$82,510
Adjustments for:
Disallowed goodwill, other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,358)	(1,059)	(1,117)	(1,113)	(1,117)
Total assets for leverage purposes	$88,110	$87,693	$83,757	$80,300	$81,393

Risk-weighted assets - Basel III (fully phased-in)(3)	$72,596	$75,941	$70,448	$68,462	$67,697
Risk-weighted assets - Basel III (transition)(3)	$72,627	$76,179	$70,660	$68,188	$66,689

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$17.71	$17.37	$16.94	$16.45	$15.84
Less: Goodwill	(1.22)	(1.16)	(1.14)	(1.14)	(1.14)
Less: Intangible assets, net	(1.02)	(0.87)	(0.90)	(0.85)	(0.84)
Tangible common equity per share	$15.47	$15.34	$14.90	$14.46	$13.86

(1) Regulatory measures at March 31, 2017 are presented on an estimated basis.
(2) Total average assets are presented based upon the use of daily averages.
(3) Key differences between Basel III transitional rules and fully phased-in Basel III rules in the calculation of risk-weighted assets include, but not limited to, risk weighting of deferred tax assets and adjustments for certain intangible assets.